PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
PROPERTY AND EQUIPMENT, NET
6.	PROPERTY AND EQUIPMENT, NET

Property and equipment is stated at cost less depreciation and if applicable, impairment.

Property and equipment consists of the following:

	2011	2011	2010
	USD	RMB	RMB
Property	266	1,671	1,671
Machinery	600	3,780	3,732
Furniture and office equipment	5,382	33,874	30,301
Motor vehicles	2,010	12,649	6,981
Total	8,258	51,974	42,685
Less: accumulated depreciation	(5,415)	(34,083)	(28,072)
Property and equipment, net	2,843	17,891	14,613

Depreciation expense for the years ended December 31, 2011, 2010 and 2009 is as follows:

	2011	2011	2010	2009
	USD	RMB	RMB	RMB
Cost of sales	7	41	36	139
Selling, general and administrative expenses	746	4,697	4,418	3,776
Research and development expenses	229	1,441	1,690	1,911
Total	982	6,179	6,144	5,826